Trend Aggregation ESG ETF

Ticker Symbol: TEGS

The Active Dividend Stock ETF

Ticker Symbol: TADS

(each a series of Collaborative Investment Series Trust)

Supplement dated December 30, 2021 to

the Prospectus and Statement of Additional Information both dated September 29, 2021

The Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Trend Aggregation ESG ETF and the Active Dividend Stock ETF (each a “Fund”), each a series of the Trust, following a recommendation by the Funds’ investment adviser, Tuttle Capital Management, LLC. The Board has determined to liquidate each Fund with the liquidation payment to shareholders expected to take place on or about January 14, 2022 (“Liquidation Date”).

After the close of business on January 5, 2022, each Fund no longer will accept creation orders. The last day of trading in the Active Dividend Stock ETF and Trend Aggregation ESG ETF on the NYSE Arca, Inc. and CBOE BZX Exchange, Inc., respectively (each an “Exchange”) will be January 7, 2022. Shareholders should be aware that while a Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of their assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on its Exchange until market close on January 7, 2022 and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on its Exchange after market close on January 7, 2022, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on January 7, 2022 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or a Fund at (866) 904-0406.

This Supplement and the Prospectus dated December 30, 2021, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (866) 904-0406.